UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2024

Gen Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-17781 (Commission File Number)			77-0181864 (I.R.S. Employer Identification Number)
60 E. Rio Salado Parkway,		Suite 1000,
	Tempe,	Arizona	85281
(Address of principal executive offices and zip code)
	(650)	527-8000
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol	Name of each exchange on which registered
Common Stock,	par value $0.01 per share	GEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) was held on September 10, 2024. Set forth below are the matters the stockholders voted on at the Annual Meeting and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sue Barsamian	469,166,691	5,431,538	357,842	28,764,640
Pavel Baudis	473,584,301	1,050,334	321,436	28,764,640
Eric K. Brandt	470,825,699	3,825,328	305,044	28,764,640
Frank E. Dangeard	447,393,074	27,254,563	308,434	28,764,640
Nora M. Denzel	473,958,123	720,471	277,477	28,764,640
Peter A. Feld	460,650,253	14,021,513	284,305	28,764,640
Emily Heath	474,204,276	345,869	405,926	28,764,640
Vincent Pilette	474,189,892	506,510	259,669	28,764,640
Sherrese M. Smith	471,715,909	2,962,861	277,301	28,764,640
Ondrej Vlcek	470,804,468	3,867,753	283,850	28,764,640

Each of the ten nominees was elected to the Company’s Board of Directors (the “Board”), each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
473,829,145	29,449,644	441,922	—

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non- Votes
451,410,416	23,003,439	542,216	28,764,640

The proposal was approved.

Proposal 4: Vote to approve an amendment and restatement of the 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
451,564,790	22,787,089	604,192	28,764,640

The proposal was approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of September, 2024.

Gen Digital Inc.

By:	/s/ Bryan S. Ko
Bryan S. Ko
Chief Legal Officer and Corporate Secretary